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                                                                   EXHIBIT 10.34



STATE OF SOUTH CAROLINA
                                                                 LEASE AGREEMENT
COUNTY OF SPARTANBURG

       THIS LEASE AGREEMENT (the "Lease") is made and entered into as of
February 27, 1997 by and between SPARTAN MILLS,        a South Carolina
corporation (the "Landlord"), and SYNTHETIC INDUSTRIES, INC., a Delaware corporation (the "Tenant").

                             PRELIMINARY STATEMENT

       A. Landlord is the owner of that certain approximately _____ acre parcel located at 1 Mill Road, Spartanburg, South Carolina 29301 and more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"). Located on the Land is an approximately 200,000 sq. ft. building (the "Building," together with the Land, the "Premises").

       B. Tenant desires to lease the Premises from Landlord upon the terms and conditions specified in this Lease.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and conditions contained herein, Landlord and Tenant agree as follows:

       1. PREMISES. Landlord hereby leases to Tenant, and Tenant leases from Landlord, the Premises.

       2. TERM. The initial term of this Lease (the "Initial Term") shall be for a period of five (5) years, beginning on the date hereof (the "Commencement Date") and ending at midnight on February _________, 2002.

              Landlord hereby grants to Tenant three (3) successive options to renew and extend the Initial Term for a period of five (5) years (each, an "Option Period") on the same terms and conditions as provided in this Lease, except that Base Rent (as defined below) shall be increased as set forth in
Section 4 below, and further except that after the third Option Period Tenant shall have no further option to renew this Lease. The first Option Period shall commence upon the expiration of the Initial Term, the second Option Period shall commence upon the expiration of the first Option Period, and the third Option Period shall commence upon the expiration of the second Option Period.

              Upon the expiration of the Initial Term or any renewed Option Period, this Lease shall automatically renew and extend as set forth in the preceding paragraph, unless Tenant has delivered to Landlord a written notice not to renew the Lease at least one hundred eighty (180) days prior to the expiration of the Initial Term or a renewed Option Period, as applicable; provided, that

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Tenant is not in default under this Lease at the time of the giving of such notice or at the expiration of the Initial Term or an Option Period, as applicable. The notice from Tenant not to renew the Lease shall be irrevocable. All references to the "Term" of this Lease shall be deemed to include any properly exercised Option Periods, unless the context clearly indicates otherwise.

       Notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to renew the term of the Lease only so long as Tenant or a successor company is occupying the Premises for its own use in accordance with the provisions of this Lease. In the event that Tenant subleases or intends to sublease all or any portion of the Premises, no such subtenant shall have the right to renew the term of this Lease, and Tenant shall have no right to renew the term of this Lease for the benefit of any such subtenant or prospective subtenant.

       3. POSSESSION. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date. On or before the Commencement Date, Landlord shall deliver or make available to Tenant copies of all environmental investigation and remediation reports and correspondence with any governmental offices relating thereto that are in Landlord's possession. Tenant acknowledges that it has inspected the Premises, and Tenant's taking possession shall constitute acceptance of the Premises in its "as is" condition.

       4. RENT. Tenant shall pay to Landlord, without any prior notice or demand and without any deduction or abatement, monthly base rent in the sum of Twenty Five Thousand Dollars ($25,000.00) ("Base Rent"). Base Rent shall be paid monthly in advance on the first day of each calendar month during the Term, except that the first installment of Base Rent shall be paid by Tenant to Landlord on the Commencement Date. Base Rent shall be prorated for any partial
month within the Term.   All charges, costs and sums required to be paid by
Tenant to Landlord under this Lease in addition to Base Rent shall be considered additional rent, and Base Rent and all such additional rent are collectively referred to in this Lease as "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease. All past due Rent shall bear interest at the lesser of: (a) eighteen percent (18%) per annum; or (b) the maximum rate permitted by law, from the date due until the date paid. In addition, a late charge equal to five percent (5%) of the Rent or any other amount payable under the terms of this Lease shall be paid by Tenant on all payments not received by Landlord on or before the tenth (10th) day after such payment is due.

       During any Option Period, Base Rent shall be the then existing fair market rental for the Premises. "Fair market rental" shall mean the fair market rental applicable to commercial space of size and quality similar to the Premises in the Spartanburg, South Carolina area, in the proximity of the Building (but in no event shall Base Rent be set at a level that is less than Base Rent in

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effect immediately prior to the commencement of the Option Period in question).
Fair market rental shall be determined as follows: one hundred fifty (150) days prior to the expiration of the Initial Term or an Option Period, as applicable, the parties shall attempt to agree on the Base Rent to be applicable during the Option Period in question. If the parties cannot agree on the Base Rent to be applicable during said Option period within thirty (30) days, then within twenty (20) days after the expiration of said 30-day period, Landlord and
Tenant shall each appoint an appraiser and the two appraisers so appointed shall attempt to agree upon the fair market rental for the Premises. If within thirty (30) days after the date of appointment of the last appraiser appointed hereunder the two appraisers cannot agree upon the fair market rental, then within five (5) days after the expiration of such 30-day period both appraisers shall submit their written opinion of such fair market rental to Landlord and Tenant, and the two appraisers shall then select a third appraiser. The third appraiser shall submit his/her opinion as to fair market rental for the
Premises to both Landlord and Tenant within thirty (30) days following that appraiser's appointment. If the rental as set by the third appraiser is an amount between the rental as set by the two other appraisers, then the third appraiser's opinion shall be final and binding on the parties hereto. If the rental as set by the third appraiser is lower than the rental set by both of the other two appraisers, or higher than the rental set by both of the other two appraisers, then the rental as set by the third appraiser shall be discarded totally, and the applicable rental shall be the amount computed by averaging the rental as set by the first two appraisers. If the two appraisers fail to agree upon the third appraiser within five (5) days after the expiration of the 30-day period they have to agree upon the rental, then the third appraiser shall be selected by the highest ranking officer of the
American Arbitration Association's South Carolina office closest to
Spartanburg, South Carolina. All appraisals shall be expressed as a rental per
square foot.   Each appraiser shall have an M.A.I. and/or S.R.P.A. designation, be licensed in the State of South Carolina (if South Carolina at that time licenses appraisers), be disinterested and be experienced with the appraisal of rental property in the Spartanburg, South Carolina area. Each party shall bear the fees and expenses of the appraiser appointed by that party, and the parties shall equally share the fees and expenses of the third appraiser.

       5. REPAIR AND MAINTENANCE. Tenant shall, at its expense, maintain in good order and repair (a) the roof, structure and exterior walls of the Building, the paving and other improvements located on the Land, (b) the landscaped and grassed areas on the Land and keep the parking areas free from litter and obstructions to their normal functions, and (c) the interior of the Building, including but not limited to plate and window glass, plumbing and electrical-related systems, air compressors, heating and air conditioning-related systems, doors and interior walls, equipment and fixtures, and all other improvements located within the





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Building.  Tenant shall make any modifications of the Premises required to comply with applicable legal requirements.

       6. ALTERATIONS. Tenant shall have no right to make alterations in the Premises except with the prior written consent of Landlord,
which shall not be unreasonably withheld.   All alterations shall be made at
Tenant's sole expense in a good, legal, attractive and workmanlike manner, and shall not reduce the value of the Premises. Tenant shall supply to Landlord plans and specifications for any alterations planned by Tenant, which must be approved in advance in writing by Landlord. Tenant shall keep the Premises free and clear of any lien or claim of lien arising out of any such work occurring, or allegedly occurring, by, through or under Tenant, and shall immediately pay and discharge any such lien or claim of lien that is filed.
All unattached trade fixtures installed in the Premises by and at the expense of Tenant may be removed by Tenant at any time during the term of this Lease; provided, that, Tenant is not in default hereunder and such removal will not damage the Premises or that any damage caused by such removal will be promptly repaired by Tenant at its expense. Except as provided above, any alterations to the Premises and property installed therein shall, at Landlord's option, become the property of Landlord or shall be removed by Tenant, as Landlord may direct, at the expiration or the earlier termination of this Lease. Tenant shall repair any damage caused by removal, and Tenant's obligations hereunder shall survive the expiration or earlier termination of the Lease term.

       7. TAXES. Tenant shall pay before delinquency the ad valorem real property taxes and assessments (if any) levied against the Premises and all taxes, fees, charges and assessments that are levied, assessed or otherwise based on fixtures, equipment, merchandise or other property installed in the Premises or brought in the Premises by Tenant, or Tenant's use or operation of the Premises. Taxes for 1997 shall be prorated as of the date hereof.

       8. UTILITIES AND SERVICES. Tenant shall make all arrangements for and pay for all utilities and services used by Tenant, including, without limitation, gas, electricity, water, sewer and telephone service, and for all charges for initiation of service therefor. Tenant shall provide housekeeping services in the Premises, properly dispose of all wastes, and keep the Premises in a neat and clean condition.

       9.     INSURANCE.  Tenant at its cost shall maintain:

              (a) Commercial General Liability insurance, which shall include coverage for product liability, personal injury, contractual liability, Tenant's legal liability, bodily injury (including death) and property damage, all on an occurrence basis with respect to the business carried on in or from the Premises and Tenant's use and occupancy of the Premises with coverage for any one occurrence or claim of not less than $1,000,000 and in





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       the aggregate of not less than $3,000,000 or such other amount as
       Landlord may reasonably require upon not less than three (3) months' prior written notice; such insurance shall include the Landlord as an additional insured as its interest may appear;

              (b) Fire and extended coverage insurance, written on an "all risk" basis, including flood, earthquake, demolition and increased cost of construction, service interruption, and all other perils included in the broadest possible standard form of extended coverage endorsements obtainable in South Carolina, in an amount of one hundred percent (100%) of the Building's full replacement value (less the cost of foundations and footings), with all coinsurance penalties eliminated; such insurance policy to be issued in the names of Landlord and Tenant as their interests may appear;

              (c) Fire and extended coverage insurance for the actual fair market value of Tenant's property (including fixtures, leasehold improvements and equipment) located in the Premises and such other insurance against such other perils and in such amounts as Landlord may from time to time reasonably require upon not less than ninety (90) days' prior written notice;

              (d) Business interruption coverage in an amount sufficient to cover Base Rent and other sums payable under this Lease for a period of twelve (12) months commencing with the date of loss; and

              (e) Workers' compensation insurance in amounts adequate to comply with the statutes of the State of South Carolina and employers' liability insurance with limits not less than $500,000 bodily injury each accident, $500,000 bodily injury by disease, and $500,000 policy limit.

              Tenant shall provide Landlord with original certificates of the insurance policies (and renewals thereof) required to be maintained by Tenant, and Tenant agrees to procure and furnish to Landlord endorsements on such policies whereby the respective insurance companies agree that Landlord will be given thirty (30) days advance written notice by registered or certified mail of any cancellation, reduction of or other change in insurance under any such policies. Landlord shall not be responsible or liable for any loss, event, act or omission to the extent covered by insurance maintained by Tenant, or required by this Lease to be maintained by Tenant, and Tenant shall require its insurers to include in Tenant's insurance policies effective waivers of subrogation rights for the benefit of Landlord, its agents and employees. All insurance required to be maintained by Tenant shall be on terms and with insurers reasonably acceptable to Landlord.





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       10.    WAIVER OF SUBROGATION.  Notwithstanding any waiver and
indemnification or anything else to the contrary contained in this Lease:

              (a) Tenant shall not be responsible or liable to Landlord for any damage incurred by Landlord to the extent covered by the proceeds of property insurance obtained and maintained under this Lease by Landlord in connection with the Building. Landlord shall cause its policy or policies of property insurance to contain effective waivers of subrogation for the benefit of Tenant.

              (b) Landlord shall not be responsible or liable to Tenant for any damage incurred by Tenant to the extent covered by property insurance required to be obtained and maintained by Tenant with respect to the Premises and its use and occupancy thereof (whether or not such property insurance is actually obtained or maintained) and the proceeds of such other insurance as is obtained and maintained by Tenant with respect to the Premises and to its use and occupancy thereof. Tenant shall provide Landlord with confirmation that waivers of subrogation have been effected by its insurers for the benefit of Landlord, such confirmation and waivers to be in form satisfactory to Landlord.

       11. DAMAGE BY CASUALTY OR FIRE. Tenant shall promptly notify Landlord of any damage to the Premises caused by fire or other casualty.

              (a) If either the Premises or the Building is rendered substantially untenantable by fire or other casualty, either Landlord or Tenant may elect, by giving the other party written notice within thirty
       (30) days after Landlord's receipt of Tenant's notice of the fire or casualty, to terminate this Lease as of the date of the casualty.

              (b) If (i) either the Premises or the Building is damaged by fire or other casualty but is not rendered substantially untenantable, or the Premises or (ii) the Building is damaged by fire or other casualty and is rendered substantially untenantable, but this Lease is not terminated pursuant to subsection (a) above, then Landlord shall, upon receipt and to the extent of the insurance proceeds, repair and restore the damaged portions (other than any leasehold improvements and personal property installed by Tenant), to substantially the same condition as existed immediately prior to the casualty. Rent shall not
       abate during any such period of damage or repair.   Notwithstanding the
       foregoing, if the damage occurs during the last twelve (12) months of the Term, then Landlord shall have the right to terminate this Lease as of the date of the casualty by giving written notice of termination to Tenant within thirty (30) days after Landlord's receipt of Tenant's
       notice of the fire or casualty.   In addition, if Landlord determines
       that the insurance proceeds





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       are not sufficient to repair and restore the damaged portions (other than any leasehold improvements and personal property installed by Tenant), to substantially the same condition as existed immediately prior to the casualty, then Landlord shall have the right to terminate this Lease as of the date of the casualty by giving written notice of termination to Tenant upon such determination by Landlord. In any event, Landlord shall be entitled to receive all insurance proceeds payable with respect to the Premises.

       12.    TAKING FOR PUBLIC USE.   If the whole or any part of the Building
shall be taken for any public or any quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then either Landlord or Tenant may terminate this Lease as of the date that title shall be taken by written notice to the other party. In the event that this Lease shall be terminated, the rental shall, if and as necessary, be equitably adjusted.

              If any part of the Building shall be so taken and this Lease shall not be terminated under the prior provisions of this paragraph, then the rent shall be apportioned according to the space in building so taken, and Landlord shall, to the extent possible with any award of damages from such taking, restore the remaining portion of the Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased.

              All compensation awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of Landlord without any participation by Tenant.

       13. INDEMNITY AND WAIVER. Tenant shall indemnify, defend and save harmless the Landlord, its agents, shareholders, officers, employees, successors and assigns, from and against any and all claims, demands, causes of action, liabilities and other costs and expenses of any nature whatsoever (including attorneys' fees) arising in any manner out of Tenant's use and occupancy of the Premises, except as may be caused by Landlord or its agents or employees. Tenant hereby releases and waives all claims against Landlord, its agents, shareholders, officers, employees, successors and assigns for injury or damage to person, property or business sustained in or about the Premises.

       14. DEFAULT. The occurrence of any one of the following shall constitute a default by Tenant:

              (a) Failure to pay rent or any other amounts due hereunder when due;

              (b) Abandonment or vacation of the Premises (it being agreed that absence from the Premises for six (6) consecutive days after rent has become delinquent or the removal of substantially all of Tenant's possessions will create a conclusive presumption of abandonment);





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              (c)    Declaration of Tenant as bankrupt, or the filing by or
       against Tenant of a petition in bankruptcy, or an assignment made by Tenant for the benefit of creditors, or the appointment of a receiver for Tenant's property; or

              (d) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice thereof has been given to Tenant. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice

       15. LANDLORD'S REMEDIES. Upon the occurrence of an event of default by Tenant under this Lease, Landlord, at its option, without further notice or demand to Tenant, may in addition to all other rights and remedies provided in this Lease, at law or in equity:

              (a) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions); or

              (b) terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet all or part of the Premises for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent reasonably necessary. Until Landlord does relet the Premises, Tenant shall pay Landlord monthly on the first day of each month during the period that Tenant's right of possession is terminated, a sum equal to the amount of Rent due under this Lease for that month (less any amount which Landlord could have realized if Landlord had relet the Premises to a reputable, credit-worthy substitute tenant procured by Tenant and presented to Landlord in writing, which substitute tenant was ready, willing and able to lease the entire Premises from Landlord under a lease in form identical to the form of this Lease). If and when the Premises are relet and a sufficient sum is not realized from such reletting, after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), to satisfy the payment of Rent due under this Lease for any month, Tenant shall pay Landlord the deficiency monthly upon demand. Tenant agrees that Landlord may file suit to recover any sums





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       due to Landlord under this Section 15 from time to time and that the filing of a suit or the recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord. If Landlord elects to terminate Tenant's right to possession without terminating this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession of the Premises, as stated in Section 15; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term (including any properly exercised renewal periods) or from any other obligation of Tenant under this Lease.

       In the event a petition is filed by or against Tenant seeking a plan of reorganization or arrangement under the Bankruptcy Code, Landlord and Tenant agree, to the extent permitted by law, that the trustee in bankruptcy shall determine whether to assume or reject this Lease within sixty (60) days after the commencement of the case.

       16. ASSIGNMENT AND SUBLETTING. Tenant shall not sell, assign, pledge or hypothecate this Lease or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent will not be unreasonably withheld. Consent by Landlord to one assignment or subletting shall not be deemed a waiver of the requirement to obtain Landlord's consent to future assignments or subleases, and all such later assignments or subleases shall be made only with Landlord's prior written consent, which consent will not be unreasonably withheld. In the event any assignment of the Lease or subletting of the Premises or any part thereof is made by Tenant whether or not the same is consented to by Landlord, Tenant shall remain liable to Landlord for payment of all rent herein provided for and for the faithful performance of all of the covenants and conditions of this Lease by any assignee or sublessee to the same extent as if the Lease had not been assigned or the Premises sublet. If this Lease shall be assigned or the Premises sublet by Tenant at a rental that exceeds all rentals to be paid to Landlord hereunder, then and in such event any such excess shall be paid over to Landlord by Tenant.

       17. RIGHT OF ENTRY. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times upon reasonable notice (except in emergencies) to inspect the Premises, to maintain and make repairs to the Premises, and to exhibit the Premises to prospective tenants during the last one hundred and twenty (120) days of the term of this Lease.

       18. USE CLAUSE; COMPLIANCE WITH LAW. Tenant shall use the Premises only for the manufacturing and distribution of polypropylene and polyester fibers and fabrics and related uses,





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and for no other purpose.  Tenant shall obey and comply with all laws, rules, regulations, ordinances and other legal requirements of all legally constituted authorities, existing at any time during the Lease term with respect to the
Premises and Tenant's use and occupancy thereof.   In particular and not in
limitation of the foregoing, Tenant shall obtain and maintain during the Term any and all necessary permits and licenses with respect to the Premises and Tenant's use and occupancy thereof. Tenant shall not cause or permit a nuisance to exist on or about the Premises, and shall refrain from engaging in any dangerous, illegal or improper activities on or about the Premises.
Tenant shall obey such other reasonable rules that Landlord may issue from time to time regarding the Premises.

       19. HAZARDOUS MATERIALS. Tenant shall not use or store on, in, or under the Premises, or transport to or from the Premises any Hazardous Material (as defined below), or allow any other person or entity to do so, except in compliance with all applicable local, state and federal laws, ordinances and regulations. Tenant shall not generate, manufacture, produce, release, discharge or dispose of on, in, or under the Premises any Hazardous Material, or allow any other person or entity to do so. Tenant shall comply with all local, state and federal laws, ordinances and regulations relating to Hazardous Materials on, in, under or about the Premises.

              Tenant shall promptly notify Landlord should Tenant receive notice of, or otherwise become aware of, any: (a) pending or threatened environmental regulatory action against Tenant or the Premises; (b) claims made or threatened by any third party relating to any loss or injury resulting from any Hazardous Material; or (c) release or discharge, or threatened release or discharge, of any Hazardous Material in, on, under or about the Premises.

              Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorneys' fees) directly or indirectly attributable to Tenant's failure to comply with this paragraph, including, without limitation: (a) all consequential damages; and (b) the costs of any required or necessary investigation, cleanup or detoxification of the Premises, and the preparation and implementation of any closure, remedial or other required plan. The indemnity contained in this paragraph shall survive the expiration or earlier termination of this Lease.

              As used in this Lease, the term "Hazardous Material" shall mean any element, compound, mixture, solution, particle or substance which is dangerous or harmful or potentially dangerous or harmful to the health or welfare of life or the environment, including but not limited to any reactive, corrosive or ignitable substance, any petroleum-related substance, any radioactive material, any toxic substance, and any substance that is a "hazardous substance, "hazardous waste," "hazardous material," "toxic substance," "hazardous pollutant" or "toxic pollutant" under any law or regulation.





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       20.    LIMITATION ON LIABILITY.  Tenant shall look solely to the estate and interest of Landlord in the Premises for the collection of any judgment requiring the payment of money by Landlord for default or breach by Landlord under this Lease. Landlord shall be released from any further liability under this Lease upon a sale or other transfer of the Premises.

       21. PROPERTY OF TENANT. All of Tenant's furniture, equipment, and other personal property at the Premises shall, during the term hereof, be at risk of Tenant only, and Landlord shall not be liable for any loss thereof or damage thereto resulting from any cause whatsoever.

       22. END OF TERM. Upon the expiration of the Term or other termination of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean and in as good order and condition as the Premises were at the time of Tenant's occupancy thereof, ordinary wear and tear excepted.

       23. HOLDING OVER. Tenant shall pay Landlord one hundred and fifty percent (150%) of the Rent then applicable for each month or partial month during which Tenant retains possession of all or any part of the Premises after the expiration or termination of this Lease, or the termination of Tenant's right of possession of the Premises. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession. The provisions of this Section shall not constitute a waiver by Landlord of any re-entry rights of Landlord available under this Lease or by law. If Tenant retains possession of the Premises, or any part of the Premises, for thirty (30) days after the expiration or termination of this Lease, then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, Tenant's holding over shall constitute a renewal of this Lease for a period of one (1) year on the same terms and conditions and at double the Rent then applicable.

       24.    ATTORNEY'S FEES.   If either Landlord or Tenant shall engage
legal counsel for the enforcement of any of the terms of this Lease, the defaulting party shall be responsible for and shall promptly pay to the non-defaulting party the attorney's fees and other expenses, including without limitation, court costs and fees, incurred by the non-defaulting party as a result of the default.

       25. AUTOMATIC SUBORDINATION. This Lease is and shall be subordinate to any mortgage or deed of trust now of record or recorded after the date of the Lease affecting the Premises (the "Mortgage"). Tenant agrees to execute and deliver such further instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time; provided, however, that the mortgagee agrees to execute a written subordination, nondisturbance and attornment agreement which shall provide that
(a) so long as this Lease shall be in full force and effect and Tenant is not in default, then Tenant's possession and use of the Premises in accordance with the provisions of this Lease shall not be affected or disturbed by reason of a subordination to or default under the Mortgage and

(b) in the event of the foreclosure of the Mortgage, Tenant shall attorn to and recognize the mortgagee or the purchaser in foreclosure as Landlord under this Lease.

       26. WAIVER. The waiver by Landlord of any breach of any covenant or agreement herein contained shall not be a waiver of any other default concerning the same or any other covenant or agreement herein. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default.

       27.    NOTICE.   All notices and other communications hereunder shall be
in writing and shall be deemed given when delivered by hand or by facsimile transmission or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, however, that notice of a change of address shall be effective only upon receipt thereof)

              (a)    If to Landlord, to:

                             Spartan Mills
                             805 Spartan Boulevard
                             Spartanburg, South Carolina  29301-1372
                             Attention: President
                             Telecopy: (864) 587-0291

                     with a copy (which shall not constitute notice) to:

                             Robinson, Bradshaw & Hinson, P.A. 101 North Tryon Street, Suite 1900 Charlotte, North Carolina 28246
                             Attention: Robert G. Griffin, Esq. Telecopy: (704) 378-4000

              (b)    If to Tenant, to:

                            Synthetic Industries, Inc.
                            309 LaFayette Road
                            Chickamauga, Georgia  30707
                            Attention: President
                            Telecopy: (706) 375-6953

                     with a copy (which shall not constitute notice) to:

                            Watson, Dana & Gottlieb, LLP
                            P.O. Box 1527
                            LaFayette, Georgia  30728
                            Attention: Joseph F. Dana, Esq.
                            Telecopy: (706) 638-8070

       28. APPLICABLE LAW. This Lease shall be governed by the laws of the State of South Carolina.

       29. LANDLORD'S REPRESENTATIONS. Landlord represents and warrants to Tenant that:

              (a) Landlord owns fee simple title to the Premises, and Landlord has no knowledge of any pending or threatened legal action affecting the Premises, including without limitation, any condemnation action.

              (b) Landlord has not received written notice from governmental authorities alleging, nor is Landlord aware, without any investigation, that the Building or Land is in violation of any applicable laws.

              (c) There are no leases affecting all or any portion of the Premises.

              (d) To Landlord's knowledge without any investigation, Landlord has conducted its activities at the premises in material compliance with all applicable laws and regulations, specifically including environmental laws and regulations.

              (e) To Landlord's knowledge without any investigation, the Building does not have any material structural defects.

       30. INTEGRATION AND BINDING EFFECT. The entire agreement, intent and understanding between Landlord and Tenant is contained in the provisions of this Lease, and any stipulations, representations, promises or agreements, written or oral, made prior to or contemporaneously with this Lease shall have no legal or equitable effect or consequence unless reduced to writing herein. This Lease creates only the relationship of landlord and tenant between the parties, and shall not be construed to make Tenant an agent, employee or partner of Landlord.

                 [Remainder of page left intentionally blank.]

       IN WITNESS WHEREOF, each party has caused this Lease Agreement to be duly executed as of the day and year first above written

       LANDLORD:                       SPARTAN MILLS,
                                       a South Carolina corporation


    /s/ ROCKY A. MARKINS               By: /s/ JOHN W. SANDERS
    -----------------------------         ---------------------------
    Witness                                John W. Sanders
                                           Vice President

    /s/ [ILLEGIBLE]
    -----------------------------
    Witness


       TENANT:                         SYNTHETIC INDUSTRIES, INC.,
                                       a Delaware corporation



    /s/ [ILLEGIBLE]                    By: /s/ JOSEPH SINICROPI
    -----------------------------         --------------------------
    Witness                                Joseph Sinicropi
                                           CEO


    /s/ ROCKY A. MARKINS
    -----------------------------
    Witness

State of South Carolina)
County of Spartanburg)      Probate

       PERSONALLY Appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw the within named Joseph Sinicropi, CFO, of Synthetic Industries, Inc., sign, seal, and as his act and deed, deliver the foregoing Lease Agreement, and that (s)he with the other witness subscribed above, witnessed the execution thereof.


                                                   /s/ ROCKY A. MARKINS
                                                   ----------------------------

Sworn before me this 27 day
of February, 1997.



/s/ [ILLEGIBLE]
--------------------------------------
Notary Public for South Carolina
My Commission Expires:  04/22/2004



State of South Carolina)
County of Spartanburg)      Probate



       PERSONALLY Appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw the within named John W. Sanders, Vice President, of Spartan Mills, sign, seal, and as his act and deed, deliver the foregoing
Lease Agreement, and that (s)he with the other witness subscribed above, witnessed the execution thereof.



                                                   /s/ ROCKY A. MARKINS
                                                   ----------------------------


Sworn before me this 27 day
of February, 1997.



/s/ [ILLEGIBLE]
--------------------------------------
Notary Public for South Carolina
My Commission Expires:  04/22/2004

                                  EXHIBIT A


All of those certain pieces, parcels or tracts of land, with improvements thereon, shown and designated as parcels 6-18-10-43 and 6-18-10-8 on the Property Map and Records System of Spartanburg County, South Carolina.

Also, a non exclusive easement for ingress and egress over that portion of Cedar Street which abuts the southeastern boundary of parcel 6-18-10-43, being that portion of Cedar Street officially closed by order of The Court of Common Pleas of Spartanburg County, South Carolina dated ___________, (Judgment Roll No. ________).